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                                                                    EXHIBIT 10.5


                           CONSENT AND AMENDMENT NO. 9



         CONSENT AND AMENDMENT NO. 9, dated as of August 18, 1999 (this "Agreement"), by and among WORLDPORT INTERNATIONAL, INC., a Delaware corporation (the "Company"), WORLDPORT COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), the other Loan Parties listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement) which are a party hereto and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent") and Collateral Agent (in such capacity, the "Collateral Agent") and as joint creditor with the other Lenders under the Credit Agreement, as defined below.


                              W I T N E S S E T H:


         WHEREAS, the Company and the Parent are parties to a Credit Agreement dated as of June 23, 1998 (as amended, modified, supplemented and as in effect, the "Credit Agreement") with the Lenders, the Administrative Agent and the Collateral Agent;


         WHEREAS, pursuant to the Credit Agreement, the Lenders made certain term loans to the Company in the aggregate principal amount of $120,000,000, as evidenced by the Term Notes (as defined in the Credit Agreement);


         WHEREAS, the Term Notes were originally scheduled to mature on June 23, 1999 (the "Maturity Date");


         WHEREAS, the Administrative Agent and the Lenders have heretofore agreed to extend the Maturity Date until August 18, 1999; and


         WHEREAS, the Company and the Parent have requested that, subject to the terms and provisions hereof, the Maturity Date be extended to November 18, 1999.







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         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         2. Amendments. Effective on the Effective Date (as herein defined):

                  A.       The following definitions are hereby added to Section
1.1 of the Credit Agreement in their appropriate alphabetical order:

                  "1999 Permitted Asset Sale" shall mean the sale, conveyance or other transfer of those certain assets comprising the customer care center owned by the Parent and located in Nebraska and California for aggregate consideration consisting of cash in an amount not less than $500,000 and other consideration consisting of forgiveness of certain severance payments owing to the purchasers by the Parent and termination of certain stock options held by such purchasers.

                  "Amendment Fee" shall mean that certain fee payable in connection with Amendment No. 9, which fee shall be in the amounts and shall be due and payable at the times in accordance with the provisions of Section 4 thereof.

                  "Amendment No. 9" means Consent and Amendment No. 9 to this Agreement, dated as of August 18, 1999, by and among the Company, the Parent, the other Loan Parties listed on the signature pages thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

                  "Early Termination Event" shall mean the date on which any of the following has occurred:

                          (i) a determination by the Administrative Agent and the Lenders in their sole discretion that satisfactory progress is not being made by the Company and the Parent in arranging for a refinancing of all of the Obligations; or



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                           (ii)     a determination by the Administrative Agent
         and the Lenders in their sole discretion that satisfactory progress has not been made by the Company and the Parent toward consummating a transaction pursuant to which a bona fide entity (as determined by the Administrative Agent and the Lenders) will purchase either the Parent or specified assets, including, without limitation, the Parent's Subsidiaries or assets thereof, in an amount, net of taxes to be paid or payable in connection therewith and transaction costs, equal to or in excess of all Obligations (after giving effect to all third party obligations which also must be paid in connection with such sale); or

                           (iii) a determination by the Administrative Agent and the Lenders in their sole discretion that the Parent and the Company do not and are not likely to have sufficient liquidity to fund the operations of the Parent, the Company and their respective Subsidiaries through any period reasonably determined by the Administrative Agent and the Lenders to be sufficient time to consummate a transaction yielding proceeds sufficient to repay the Obligations in full, taking into account the sources and uses of funds of the Parent, Company and such Subsidiaries from the Effective Date (as defined in Amendment No. 9) through such period.

         The Administrative Agent and the Lenders shall be entitled to make any of the determinations set forth above based on the circumstances (including without limitation, market conditions) they deem appropriate at the time of such determination.

                  B.       The definition of "Asset Sale" set forth in Section
1.1 of the Credit Agreement is hereby amended by adding the following   to the
end thereof:

                  "; provided further, however, that the immediately preceding proviso shall not, following the consummation of the 1999 Permitted Asset Sale, apply for the 1999 fiscal year."


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                  C.       The definition of "Maturity Date" set forth in
Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:

                  "Maturity Date" shall mean the first to occur of (a) November 18, 1999 and (b) an Early Termination Event.

                  D. Section 2.8(a)(i) of the Credit Agreement is hereby amended by restating it its entirety the last sentence thereof to read as follows:

                  "Notwithstanding the foregoing provisions of this Section 2.8(a)(i), (A) the consummation of the Initial Heico Investment, the consummation of the Second Heico Investment, if any, the consummation of the Total Equity Investment, the consummation of the Additional Equity Investment, if any, the consummation of the July 1999 Investment, if any, and the consummation of the Optional Investment, if any, shall not constitute an Asset Sale for purposes of this Section 2.8(a)(i) and (B) Net Cash Proceeds not exceeding $600,000 resulting from the 1999 Permitted Asset Sale shall not be subject to the prepayment provision set forth herein."

                  E. Section 7.1 of the Credit Agreement is hereby amended by adding the following new Section 7.1(s) immediately following Section 7.1(r), which new Section shall read as follows:

                  "7.1(s) Early Termination Event. The occurrence of an Early Termination Event."

         3. Conditions to Effectiveness. The effectiveness of this Agreement (such date of effectiveness, the "Effective Date") is subject to the satisfaction of the following conditions precedent:

                  a) Execution of this Agreement. Each of the Parent, the Company, the other Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders shall have executed and delivered this Agreement.



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                  b)       Officer's Certificates/Board Resolutions. The
Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Company and the Parent dated the Effective Date and certifying that attached thereto is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Parent and the Company authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby (including, without limitation, payment of the Amendment
Fee), and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

                  c) Representations and Warranties. The representations and warranties of the Parent set forth in Section 5 of this Agreement shall be true and correct in all material respects on the Effective Date.

                  d) Payment of Certain Fees and Expenses. The receipt by the Administrative Agent of $250,000 from the Parent and/or Company to be applied to outstanding fees and expenses of the Administrative Agent and the Lenders in connection with the Finance Documents.

         4. Amendment Fee. In consideration of the agreements of the Lenders set forth herein, the Parent and Company, jointly and severally, agree to pay to the Administrative Agent, for the pro rata benefit of the Lenders (and the Lenders' respective participants), a fee (the "Amendment Fee") in the amount of $600,000, which Amendment Fee shall be earned on the Effective Date and shall be immediately due and payable on the Maturity Date. Each of the Parent and the Company hereby acknowledges that the Amendment Fee shall constitute an Obligation and, if not paid when due, shall accrue interest at the Default Rate.

         5. Representations and Warranties. Each of the Parent, Company and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Agreement constitutes the legal, valid and binding obligation of the Parent, Company and such Loan Party, enforceable against the Parent, Company and such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought




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in a proceeding in equity or at law) and (ii) all corporate action on the part of the Parent, Company and such Loan Party, its respective directors and shareholders necessary for the authorization, execution, delivery and performance by the Parent, Company and such Loan Party of this Agreement, and the consummation of the transactions contemplated thereby, has been taken.

         6. Confirmation of Guarantees, Security Documents. Each of the Parent and Company and each of the other Loan Parties party hereto hereby acknowledges, ratifies and confirms that, (a) pursuant to the Parent Guaranty and the Subsidiary Guaranty to which it is a party, such Loan Party guarantees all obligations of the Parent and Company under this Agreement in respect of the Amendment Fee (such obligations being hereinafter referred to as the "Guaranteed Obligations"), (b) each of the Guaranteed Obligations shall constitute Guaranteed Obligations under and as defined in each Guaranty, (c) each of the Guarantees and Security Documents to which it is a party is and shall continue to be in full force and effect in accordance with its terms and the Liens granted thereunder shall secure and shall continue to secure the Obligations and the Secured Obligations (as such terms are defined in the Security Documents) including, the Guaranteed Obligations; and (d) the Liens granted to the Collateral Agent for its benefit and the benefit of the Lenders pursuant to the Security Documents to which it is a party are and shall continue to be, valid and perfected Liens in the Collateral covered thereby and the Obligations and Secured Obligations as defined in the Security Documents shall be deemed to include the Amendment Fee and all other obligations and each of the Company, the Parent and each other Loan Party hereby confirms and regrants a Lien on all of the Collateral under each Security Document to which such Grantor is a party to the Collateral Agent, as security for the full payment of the Secured Obligations (as defined in each such Security Document).

         7. Applicable Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         8. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any Note or discharge or release




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the Lien or priority of any security agreement, any pledge agreement or any other security therefor or discharge any obligation under any guaranty. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Credit Agreement, or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Company, the Parent or any Guarantor under the Credit Agreement or any Pledgor or Grantor under any Security Document from any of its obligations and liabilities as a "Company," "Parent," "Guarantor," "Pledgor" or "Grantor" under the Credit Agreement or the Security Documents or any other Finance Document. Whenever the term "Credit Agreement" is used in any of the Finance Documents it shall mean and refer to the Credit Agreement as modified pursuant hereto. Each of the Credit Agreement and the other Finance Documents shall remain in full force and effect, except as expressly modified hereby.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         10. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         11.      Payment of Expenses. In furtherance of the provisions of
Section 9.1 of the Credit Agreement, the Parent and Company shall jointly and severally, whether or not the transactions hereby contemplated are consummated, upon demand of the Agent pay all reasonable out-of-pocket costs (including legal fees), charges and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Agreement (including, without limitation, all such out-of-pocket costs (including legal fees), charges and expenses in connection with matters relating to this Agreement, and the documents and instruments referred to herein, and otherwise reviewed in connection herewith and therewith).



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         12.      1999 Permitted Asset Sale. The Administrative Agent and
Lenders hereby consent to the 1999 Permitted Asset Sale (as defined in the Credit Agreement after giving effect to this Agreement).



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                     WORLDPORT COMMUNICATIONS, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     WORLDPORT INTERNATIONAL, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     TELENATIONAL COMMUNICATIONS, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     IIC ACQUISITION CORP.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     WORLDPORT/ICX, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:




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                                     WORLDPORT ACQUISITIONS, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     WORLDPORT ACQUISITION CORP.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     WORLDPORT COMMUNICATIONS (EUROPE), B.V.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     WORLDPORT COMMUNICATIONS EUROPE
                                       HOLDING, B.V.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     BANKERS TRUST COMPANY,
                                       as Administrative Agent and Collateral
                                       Agent


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     BANKERS TRUST CORPORATION,
                                       as Lender


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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                                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:




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ACKNOWLEDGED AND AGREED TO:


CIBC OPPENHEIMER CORP.,
     as Participant


By:
   ------------------------
   Name:
   Title:


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ACKNOWLEDGED AND AGREED TO:


Continental Casualty Company,
     as Participant


By:
   ------------------------
   Name:
   Title:



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ACKNOWLEDGED AND AGREED TO:


Northstar High Total Return Fund,
     as Participant


By:
   ------------------------------
   Name:
   Title:



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ACKNOWLEDGED AND AGREED TO:


Northstar High Total Return Fund II,
     as Participant


By:
   ---------------------------------
   Name:
   Title:




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ACKNOWLEDGED AND AGREED TO:


UNITED Bank OF SWITZERLAND, London Branch, as Participant



By:
   ---------------------------------------
   Name:
   Title:




By:
   ---------------------------------------
   Name:
   Title:




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